                                 CERTIFICATION
           Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Richard S. Strong, certify that:

1. I have reviewed this report on Form N-CSR of Strong Conservative Equity Funds, Inc.; on behalf of Strong Advisor U.S. Value Fund, Strong Blue Chip Fund, Strong Dividend Income Fund, Strong Energy Fund and Strong Growth and Income Fund.

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

    a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

    b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

    c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

    a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

    b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: August 22, 2003


   /s/  Richard S. Strong
---------------------------
      Richard S. Strong
 Principal Executive Officer

                                 CERTIFICATION
           Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, John W. Widmer, certify that:

1. I have reviewed this report on Form N-CSR of Strong Conservative Equity Funds, Inc.; on behalf of Strong Advisor U.S. Value Fund, Strong Blue Chip Fund, Strong Dividend Income Fund, Strong Energy Fund and Strong Growth and Income Fund.

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

    a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

    b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

    c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

    a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

    b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: August 22, 2003


   /s/  John W. Widmer
-------------------------
     John W. Widmer
        Treasurer

                                CERTIFICATIONS
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Name of Registrant: Strong Conservative Equity Funds, Inc.; on behalf of Strong Advisor U.S. Value Fund, Strong Blue Chip Fund, Strong Dividend Income Fund, Strong Energy Fund and Strong Growth and Income Fund.

Each of the undersigned, the principal executive officer and treasurer of the above named Registrant, hereby certify to the best of his knowledge and belief that:

    1. The Registrant's periodic report on Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

    2. The information contained in Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the issuer.

                                                     /s/ Richard S. Strong
                                              By  -----------------------------
                                                        Richard S. Strong
                                                   Principal Executive Officer

Date: August 22, 2003
      ---------------
                                                     /s/ John W. Widmer
                                              By  -----------------------------
                                                         John W. Widmer
                                                            Treasurer

Date: August 22, 2003
      ---------------

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.